Exhibit 10.9
METRO NETWORKS AFFILIATION AGREEMENT
FOR CBS RADIO STATION(S)
This Metro Affiliation Agreement (“Metro Affiliation Agreement” or “Agreement”), dated as of February 29, 2008, is by and between Metro Networks Communications, Limited Partnership (“Network”), and CBS Radio Inc. (“Broadcaster”), the owner and operator of radio station [Exhibit 1, Column B] (“Station”), on its behalf and on behalf of the Station. Each of Broadcaster and Network hereby agrees as follows:
1.	Term. Subject to clause (ii) of the last sentence of Section 8(a), the term of this Agreement shall commence on the Effective Date as defined in the Master Agreement (“Master Agreement”), dated of even date herewith, by and between Westwood One, Inc. and Broadcaster (“Commencement Date”) and shall continue through and including March 31, 2017, unless earlier terminated as provided herein (the “Term”).
2.	Services. Network shall provide Station with the following services (“Services”):
a.	To the extent traffic feeds are indicated in [Exhibit 1, Column D], traffic reports (“Traffic Reports”), and in connection therewith the parties will execute the Metro Traffic Network Radio Affiliate Agreement (“Metro Traffic Agreement”) set forth in Exhibit 4 attached hereto;

b.	To the extent news feeds are indicated in [Exhibit 1, Column H],news reports or other information (“News Reports” and collectively with the Traffic Reports, the “Reports”), and in connection therewith the parties will execute the Metro News Network Radio Affiliate Agreement (“Metro News Agreement”) set forth in Exhibit 5 attached hereto; and

c.	To the extent sponsorships are indicated in Exhibit 1, Column M, the Metro Source service, in which case the parties will execute the Metro Source Affiliate Agreement (“Metro Source Agreement”) in the form set forth in Exhibit 6 attached hereto (with the Metro Traffic Agreement, the Metro News Agreement and the Metro Source Agreement collectively referred to in this Agreement as the “Station Agreements”).

d.	In the event of a conflict between the terms of this Metro Affiliation Agreement and the terms of the Form Agreements, the terms of this Metro Affiliation Agreement shall prevail.

e.	Station understands and agrees that the Reports are distributed as a non-exclusive product. Network agrees to provide Reports that are professional and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”) and otherwise as set forth in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement, as applicable.
3.	Commercials. Station shall broadcast on its analog and HD1 facilities Network billboards and commercial announcements (“Commercials”) as indicated in Exhibit 1 hereof and in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement, as applicable. Station shall broadcast such Commercials in fair and equal rotation within dayparts as indicated in Exhibit 2 hereof and in the Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement as applicable.
4.	Days/Times of Broadcast. All Reports shall be broadcast at the days and times, as indicated in Exhibit 3 hereof and subject to the terms and conditions, set forth in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreements, as applicable.
5.	Proof of Broadcast. During the Term of this Agreement, Station agrees to verify and report to Network all clearances of Commercials via affidavits (“Affidavits”) as set forth in Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreements, as applicable.
6.	Force Majeure. Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.
7.	Compensation. In consideration for Station’s broadcast of the Reports and Commercials, Network agrees:
a.	to pay Station during the Term, $[Exhibit 1, Column P per month (the “Monthly Payment”), payable within 90 days after receipt by Network of complete and fully executed Affidavits for the applicable month; provided that: (i) beginning in the seventh month of this Agreement, Network agrees to make good faith efforts to make payment in less than 90 days so long as: (x) Station has submitted Affidavits on a Timely Basis for such month in accordance with the terms of the Station Agreements and (y) all three (3) stations in each of the top three radio markets (as defined by Arbitron) where Broadcaster has radio stations which are required to clear the highest level of Commercials pursuant to a Station Westwood Affiliation Agreement (“Top 3 Markets” and the nine Stations in the Top 3 Markets, the “Top 3 Market Stations”) are in substantial compliance with their obligations to submit their Affidavits under their Station Agreements on a Timely Basis for such month and (ii) beginning in the second year of this Agreement, Network agrees to make payments within 45 days after receipt by Network of complete and fully executed Affidavits for the applicable month if: (x) Station has submitted its Affidavits on a Timely Basis in accordance with the terms of the Station Agreements and (y) each of the nine Top 3 Market Stations were in substantial compliance with their obligations to submit their Affidavits under their Metro Traffic Affiliation Agreements, Metro News Affiliation Agreements and Metro Source Affiliation Agreements (collectively, “Station Agreements”) on a Timely Basis for the immediately preceding six-month period. For the purposes of this Section 7(a), in order to be timely, Top 3 Market Stations must submit Affidavits within seven (7) days of the originally scheduled broadcast date of the Commercials, such constituting a “Timely Basis” for purposes of this Section. For purposes hereof, if at any time, one of the nine Top 3 Market Stations fails to substantially comply with the aforementioned requirements to submit their Affidavits on a Timely Basis each week over a four-week period, notwithstanding that they previously fulfilled the six-month requirement described above, Network shall no longer be required to make payment to any Station within 45 days and instead, until such time as the nine Top 3 Market Stations have been in substantial compliance with their obligations to submit their Affidavits on a Timely Basis for a new six-month period Network shall make payments hereunder within 90 days after receipt by Network of complete and fully executed Affidavits for the applicable month.

b.	The Monthly Payment shall be increased annually, commencing on October 1, 2008 by a percentage amount equal to the following on the dates indicated below:

Year	Percentage Increase From Prior Year
10/1/08	3.46%
10/1/09	3.34%
10/1/10	3.45%
10/1/11	3.13%
10/1/12	3.19%
10/1/13	3.19%
10/1/14	3.19%
10/1/15	3.19%
10/1/16	3.19%
c.	The payment set forth in this Agreement is the total reimbursement and/or compensation payable by Network to Station related to the Station’s Metro Traffic Agreement, Metro News Agreement and Metro Source Agreement, as applicable, and is based entirely on the Station airing the Commercials called for by this Agreement. If Station does not air the number of Commercials required by the Station’s Metro Traffic Agreement, Metro News Agreement or Metro Source Agreement, as applicable, then the reimbursement amounts set forth in this Section 7 shall be reduced pro rata..

d.	If at any point during the Term, Broadcaster provides audience guarantees to advertisers and/or ties pricing of advertising to audience delivery in a material portion of its traffic advertising business (for the limited purpose of this Section 7, “material portion” shall mean 20% of Broadcaster’s traffic advertising revenues), then the compensation payable by Network under this Agreement to Station shall be adjusted in a manner, or based on a methodology, at least as favorable as the most favorable manner/methodology used to adjust the compensation payable by Broadcaster’s major traffic advertisers when taking audience delivery into account.
8.	Transfer/Sale of Station.
a.	Broadcaster shall provide Network written notice within fourteen (14) business days of the execution of an agreement that requires the filing of an application with the FCC seeking the FCC’s consent for the assignment or transfer of control of the main broadcast license for the Station to a bona fide third party (“Transaction”). Broadcaster shall use commercially reasonable efforts to assign this Agreement (including all of Broadcaster’s rights and obligations with respect to the applicable Station) to the assignee or transferee (who is a bona fide third party) in the Transaction (the “Buyer”) for the remainder of the Term beginning on the date when the Buyer assumes operation of said Station and shall use commercially reasonable efforts to cause the Buyer to assume Broadcaster’s rights and obligations under this Agreement. Such assignment and assumption of rights and obligations shall be made on a form of agreement that is acceptable to Network, but consent to such form of agreement shall not be unreasonably withheld, conditioned or delayed. If after such efforts, Broadcaster is unable to effectuate such an assignment and assumption of rights and obligations for the Station, then Broadcaster shall be entitled, with respect to said Station, either to: (i) terminate this Agreement and reapportion all the gross impressions delivered by said Station to other Broadcaster owned or operated radio stations to achieve Substantially Equivalent Distribution for Network; or (ii) if the Station is a 36 Plus Station only, assign this Agreement (including all of Broadcaster’s rights and obligations with respect to the applicable Station), and cause the related assumption by Buyer of Broadcaster’s rights and obligations under this Agreement, for a term equal to the later of: (x) December 31, 2014 or (y) the fifth anniversary of the closing date of the Transaction (in which case the Terms shall expire on such later date, notwithstanding Section 1 herein, but in no event shall the Term extend beyond March 31, 2017).

b.	For purposes of this Section 8, the following terms shall have the following meanings:
i.	“36 Plus Station” shall mean the 36th radio station sold, assigned or otherwise transferred or conveyed in any one or more Transaction or Transactions by Broadcaster after the Effective Date of the Master Agreement and any radio stations sold, assigned or otherwise transferred or conveyed in any one or more Transaction or Transactions thereafter by Broadcaster, not including (in any such case) any Transaction that was announced, consummated or pending at the time of, or prior to, the date of execution of the Master Agreement.

ii.	To achieve “Substantially Equivalent Distribution” Broadcaster shall initially seek to reapportion gross impressions by redistribution of inventory to another Broadcaster owned or operated radio station in the same MSA, or if not applicable DMA, of the radio station(s) sold. If in Broadcaster’s reasonably exercised business judgment, redistribution in the same MSA or DMA as applicable, would have a materially detrimental effect on a Broadcaster station(s) located in such MSA or DMA, then Broadcaster shall not be required to redistribute such gross impressions on such Broadcaster Station(s), subject to Network’s right to dispute same as set forth below, and may achieve Substantially Equivalent Distribution as follows:

Market Size Where
Market Size of Sold Station(s)	Broadcaster May Re-Distribute
(as determined by Arbitron)	Network Commercials
1-3	1-3
4-8	1-8
9-14	1-14
15-20	1-20
21-27	1-27
28+	1+
In the event that Network disputes Broadcaster’s determination that distribution in the same MSA or DMA would have a materially detrimental effect on Broadcaster or any of its stations located in the MSA or DMA, then Network may submit its proposal for redistribution of Commercial inventory to be resolved by an arbitrator pursuant to Section 13(p) hereof, in which case the arbitrator shall have the authority to determine if the distribution in the same MSA or DMA would have such detrimental effect, and if not, to require a revised redistribution of Commercials.

9.	Assignment/Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8(a) hereof and Section 26 of the Master Agreement, neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section 9 is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with Past Practice (as such term is defined in the

Technical Services Agreement, between Westwood One, Inc. and Broadcaster)), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, between Westwood One, Inc. and Broadcaster (“Amended News Agreement”). Furthermore, Owner acknowledges that the foregoing shall not constitute an assignment hereunder. Upon the transfer or assignment of the Station pursuant to Sections 8(a) hereof, the terms of Sections 7(a)(ii), 8(a) and 10(f) hereof shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.
10.	Termination. This Agreement may be terminated:
a.	by mutual written consent of Broadcaster and Network;

b.	by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;

c.	by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section 13(p) or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;

d.	by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section 13(p) during the Term of this Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;

e.	by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section 13(p) such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);

f.	automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;

g.	by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the Reports and Commercials; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.

h.	by Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) herein.
11.	Copyright, Trademarks and Service Mark Limitations; Licenses.
a.	During the Term of this Agreement, in addition to such rights granted to Network under the terms of the Amended and Restated Trademark License Agreement, dated of even date herewith, by and between CBS Radio Inc. and Westwood One, Inc. (the “Amended and Restated Trademark License Agreement”) and subject to Section 26 of the Master Agreement, Network shall have the right to use the name of Broadcaster and Station’s call letters solely in connection with promotion of the Network and Broadcaster’s association with it. During the Term of this Agreement, Broadcaster and Station shall have the right to use the name of Network solely in connection with promotion of the Network and Broadcaster’s association with it. The copyrights, trademarks and all other rights in the material supplied by Network shall remain the property of Network or the property of such copyright, trademark and other rights holders from whom Network has licensed or otherwise acquired rights. The copyrights, trademarks and all ; other rights in the material supplied by Broadcaster and Station shall remain the property of Broadcaster or the property of such copyright, trademark and other rights holders from whom Broadcaster or Station has licensed or otherwise acquired rights. Each party shall be obligated to comply with all copyrights, trademark and other laws in any applicable jurisdiction necessary to protect the other party’s copyrights, trademarks and all other rights in the material on behalf of the rights holders. The foregoing shall not limit either party’s rights or remedies for the other party’s unauthorized use of the proprietary interests of its trademarks, copyrights or service marks. The parties further agree that any use by Network of the trademarks, logos and service marks set forth in Schedule A to the Amended and Restated Trademark License Agreement shall be subject to the terms of the Amended and Restated Trademarks License Agreement and that the terms of this Agreement shall not apply to the matters described therein.

b.	Network represents and warrants that all ideas, creations, materials and intellectual properties provided to Station in the Reports or Commercials hereunder are either (a) controlled by BMI, ASCAP or SESAC; (b) in the public domain; or (c) are materials which Network is fully licensed to use. Network agrees to indemnify and hold Broadcaster and Station harmless from and against any damage or expenses, including reasonable attorney’s fees, which may arise out of the broadcasting hereunder of materials the performing rights to which are not within category (a) above and Station agrees that it is the obligation of Station to secure the necessary performing rights license for music within category (a) above. Except as otherwise set forth herein, in no event, however, shall either party be liable to the other party for any special, indirect, consequential or exemplary damages or any loss of any business profits, whether or not foreseeable, arising out of or in connection with broadcast of the Reports or Commercials.
12.	Indemnification.
a.	From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

b.	From and after the Commencement Date, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network in this Agreement, or (iii) any claim that the Reports or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

c.	In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section 12, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section 12 in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section 12 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

d.	Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other then in connection with Third Party Claims). The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.
13.	Miscellaneous.
a.	Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers:
If to Network:
Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
Telecopy: (212) 641-2198
with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600

If to Broadcaster or Station:
CBS Radio Inc.
1515 Broadway, 46th Floor
New York, NY 10036
Attention: President/CEO
Telecopy: (212) 846-3939

with a copy to each of:
CBS Law Department
51 West 52nd Street
New York, NY 10019
Attention: General Counsel
Telecopy: (212) 975-4215

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Howard Chatzinoff
Telecopy: (212) 310-8007
All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.
b.	Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

c.	Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

d.	No Third-Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

e.	Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

f.	Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

g.	Press Release. Except as required by law, the timing and content of any public disclosure of the terms of this Agreement shall be made only upon the mutual approval of Network and Broadcaster.

h.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding.

i.	Process. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted in Section 13(a) above.

j.	Counterparts. This Agreement may be executed in counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

k.	Expenses. Each of Network and Broadcaster shall bear its own expenses relating to this Agreement.

l.	Entire Agreement. Except as set forth otherwise herein, this Agreement, this Agreement contains the entire understanding between Network and Broadcaster with respect to its subject matter and constitutes the sole relationship between Network and Broadcaster, supersedes all previous agreements or understandings (including but not limited to any and all other “Metro Networks Affiliation Agreement(s)” between Network and Station, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto, and, except for changes and revisions by Station to Reports and Commercials specifically contemplated herein, shall not be modified except by a signed writing.

m.	Authority. The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Broadcaster/ Station, as the case may be, and does so intending to be bound legally.

n.	Commercial Rights. Network represents and warrants that it possesses all rights necessary to license the Reports and Commercials supplied by Network under this Agreement.

o.	Communications Act of 1934. Network agrees to disclose to Broadcaster and Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.

p.	Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section 13(p). There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

WESTWOOD ONE, INC.		CBS RADIO INC.

By:	/s/ David Hillman	By:	/s/ Anton Guitano

Name:	David Hillman	Name:	Anton Guitano
Title:	CAO & GC	Title:	Senior Executive Vice President of Finance and Operations and CFO
Signature Page to Metro Networks Affiliation Agreement

EXHIBIT 1
SEE ATTACHED
[Intentionally omitted.]

EXHIBIT 2
SEE ATTACHED
[Intentionally omitted.]

EXHIBIT 3
SEE ATTACHED
[Intentionally omitted.]

EXHIBIT 4
FORM OF METRO TRAFFIC AGREEMENT

METRO NETWORKS
a Westwood One company

TRAFFIC NETWORK RADIO AFFILIATE AGREEMENT FOR CBS RADIO STATION

Station: «Ex_1__B_»
Frequency: «Ex_1__C_»
Station Market: «Ex_1__A_»
Address: «Address»
City: «City» State: «State» Zip Code: «Zip»
Station Contact: General Manager («Station_Contact»)
Phone Number: «Phone_No»
Fax Number: «Fax_No»
E-Mail: «Email»

Start Date:
Term:
Network Contact: James Starace
Phone Number: (212) 641-2044
Fax Number: (212) 765-3795
E-Mail: cbsmailbox@westwoodone.com

DAILY MINIMUM NUMBER OF TRAFFIC REPORTS WEEKDAYS (MON-FRI)		DAILY MINIMUM NUMBER OF TRAFFIC REPORTS WEEKENDS (SAT-SUN)		DAILY MINIMUM NUMBER OF COMMERCIALS WEEKDAYS (MON-FRI)		DAILY MINIMUM NUMBER OF COMMERCIALS WEEKENDS (SAT-SUN)	
5 a.m. – 10 a.m.	«Ex3E»	24 hours	«Ex3I»	5 a.m. – 10 a.m.	«Ex2G»	24 hours	«Ex2L»
10 a.m. – 3 p.m.	«Ex3F_»			10 a.m. – 3 p.m.	«Ex2H»		
3 p.m. – 8 p.m.	«Ex3G»			3 p.m. – 8 p.m.	«Ex2I»		
8 p.m. – 5 a.m.	«Ex3H»			8 p.m. – 5 a.m.	«Ex2J»		
Total	«Ex3D»	Total	«Ex3I»	Total	«Ex2K»	Total	«Ex2L»

ADDITIONAL SERVICES PROVIDED BY NETWORK/STATION

«Ex1_R» Aircraft «Aircraft» (Specify weekday hours of helicopter traffic coverage.)

«Ex1__T» Exclusive Traffic Anchors «Traffic_Anchors» (Specify positions provided by Metro at Station and hours and type of coverage by exclusive traffic anchors.)

«Tip_Line» Tip Line

«Spot_Announcements» Spot Announcements «Ex1__N» (Specify weekly amount and day part.)

«Make_Good» Station Sports/NASCAR Make Good Requirement (If yes, see Exhibit 3 to this Agreement.)

The conditions of this Agreement set forth on the next page(s), including any exhibits attached hereto, are specifically incorporated into and made part of this Agreement.
IN WITNESS WHEREOF, we, the undersigned, hereunto set our hands effective as of the Start Date listed above.

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP
BY: METRO NETWORKS COMMUNICATIONS, INC., ITS GENERAL PARTNER

Name/Title: David Hillman, Chief Administrative Officer and General Counsel

By:

CBS RADIO INC., on behalf of Station «Ex_1__B_»

Name:/Title: Anton Guitano, Senior Executive Vice President of Finance and Operations and CFO

By:

Metro Traffic Network Radio Affiliation Agreement
With CBS Station(s)
CONDITIONS OF AGREEMENT
Station (as defined on the first page of this Agreement), which is owned and operated by CBS Radio Inc. (“Broadcaster”) and Metro Networks Communications, Limited Partnership (“Network”), an affiliate of Westwood One, Inc. (“Westwood”) hereby agree to the following terms and conditions.
I. BROADCAST OF TRAFFIC REPORTS AND COMMERCIALS
a. Carriage of Traffic Reports and Commercials. Network agrees to provide Station with traffic reports (“Traffic Reports”) that are professional, and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”) and Station agrees to broadcast on its analog and HD1 facilities the minimum number of Traffic Reports per day indicated on the first page of this Agreement, including opening commercial mentions (“Commercial Mention”) within :15 seconds of the beginning of each Traffic Report and a :15 second commercial announcement (“Commercial Announcement,” and collectively with Commercial Mentions, the “Commercials”) . Station further agrees that any Traffic Reports it runs in addition to the minimum number of Traffic Reports indicated on the first page of this Agreement will carry an opening Commercial Mention within :15 seconds of the beginning of each Traffic Report and a :15 second Commercial Announcement. All :15 second Commercial Announcements, at Network’s option, can be aired immediately prior to, within, or immediately after the actual Traffic Report. Network also agrees to provide Station with the services specified on the first page of this Agreement and to the extent indicated on the first page of this Agreement, live traffic services for Stations using a helicopter.
b. Internet Streaming. The parties agree that for the purposes of this Agreement, the term “broadcast” includes transmission of the Traffic Reports and Commercials over Station’s licensed analog or digital facilities, and simulcast of the Traffic Reports and Commercials by Station via live internet streaming (“Internet Streaming”) on Station’s website (“Station Website”), free of charge for the personal, non-commercial use of visitors to the Station Website. If, during the Term of this Agreement, Network enters into a material agreement with any radio station in Station’s market for provision of the Traffic Reports on terms that allow such third party to exploit the Traffic Reports by a means other than as set forth in the preceding sentence (e.g., through podcasting, messaging) with payment of no or nominal additional consideration (a “More Favorable Agreement”), then Network shall promptly notify Broadcaster in writing of the execution of such More Favorable Agreement, detailing the consideration and/or terms and conditions contained therein and Station shall have the option to then exploit the Traffic Reports on the same terms and conditions and consideration, if any, of the More Favorable Agreement throughout the earlier of: (i) the term of the More Favorable Agreement or (ii) the remainder of the Term.

c. Clearance of Traffic Reports. Except as set forth in Section I(d) and I(e) below, Station agrees to clear Traffic Reports either by live broadcast or delayed broadcast within five (5) minutes of feed during the scheduled times listed on the first page of this Agreement.
d. Changes to Commercials; Preemption. Network may from time to time change the Commercials to be broadcast by Station so long as such modification does not increase the number or placement of such Commercials; provided however that with any changes made with respect to Network’s transmission of Commercials, Network shall notify Station’s traffic department by email of any changes in Commercials at least twenty-four (24) hours before such changes become effective. Station shall have the right to preempt any Traffic Reports or Commercials upon advance written notice to Network (which in the case of this Section I(d), the parties agree that electronic mail to individual(s) designated by Network shall suffice for purposes of notice under this Agreement) and solely as follows: (i) in Station’s opinion, the Commercials violate any of Station’s written “standards and practices” (to the extent such have been provided by Station to Network in advance and provided such are applied to Network advertisers in the same manner that they are applied to Station’s cash advertisers), technical quality standards or any applicable law, statutes, ordinances or regulation (“Content Related Preemption”); or (ii) if such Traffic Reports or Commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).
e. Make Goods.
(i) Content Related Preemption. If Station preempts Traffic Reports or Commercials for a Content Related Preemption, Station may nevertheless receive credit for broadcasting same by providing a make good (which in the case of a Commercial preempted by Station for the reasons set forth in Section I(d)(ii) above shall be a substitute Commercial which shall be provided by Network within two business day’s notice from Station that the original Commercial was not acceptable or Station shall be relieved of any make good obligation) (“Make Good”) for such Commercials as follows:

Originally Scheduled Broadcast
Date	Make Good Window*	Make Good Time*
Monday – Wednesday	Monday- Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday- Friday	Monday-Friday within the same week as the originally scheduled broadcast date OR Monday-Wednesday in the week following the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday – Friday for time sensitive commercials (e.g., retail sales (including airlines), seasonal copy, movie or other openings or TV or other media “tune-in” (including newspapers), lotteries and sweepstakes) that Network has provided CBS with reasonable advance notice of pursuant to Section I(d)
	Reasonable best efforts Monday-Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Saturday-Sunday	Monday-Sunday in the week following the originally scheduled broadcast date	Same daypart as the originally scheduled broadcast date

2

*       or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Make Good Period”). Traffic Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period in accordance with this section shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.
(ii) Sports Related Preemptions. If Station preempts Commercials for a Sports Related Preemption, Station shall not be required to provide a Make Good, except if a Make Good requirement is set forth in Exhibit 1 to this Agreement. To the extent that Station is not required to provide a Make Good for a Sports Related Preemption, failure to provide such Make Good shall result in a pro-rata reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any Commercials that are not made good but shall have no other adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof. To the extent that Station is required to provide a Make Good for Sports Related Preemptions as indicated in Exhibit 1 to this Agreement, then Traffic Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.
f. Sponsorship Identifications. Station shall have the right to add a sponsorship identification to Commercials if Station determines such identification is required to comply with applicable FCC requirements (including but not limited to 47 CFR § 73.1212); provided however that Station agrees that Commercials with obvious sponsorship identification (as contemplated by FCC requirements) will not require disclosure beyond the sponsorship identification already contained in the commercial copy. If Station determines such identification is required, it shall immediately notify Network of such determination and give Network the opportunity to correct such identification issue, in which event Network may provide replacement Commercials.
II. BROADCAST OF SPOT ANNOUNCEMENTS
In addition, Station agrees to furnish Network certain additional commercial time, if any, (“Spot Announcements”) to the extent indicated on the first page of this Agreement, to broadcast thirty (:30) or sixty (:60) second Spot Announcements, to be used at the discretion of Network, each week. Such Spot Announcements shall broadcast as indicated on the first page of this Agreement. In addition to the foregoing, Station may pre-empt Spot Announcements upon notice to Network in the event that such time is sold commercially for cash or in the event that non-acceptance by Station is due to the fact that the Spot Advertiser was a cash customer of Station in the preceding twelve (12) months.

3

III. FAILURE TO BROADCAST/ FORCE MAJEURE
Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.
IV. NON-SHARING OF INFORMATION/CONFIDENTIALITY
Station agrees that, except as set forth otherwise in this Agreement, no traffic information provided to Station by Network will be made available or sold to any other person(s), entities, radio station or broadcast licensee, without prior written consent of Network. The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party except as otherwise required by law. This confidentiality shall survive termination of this Agreement.
V. LIMITATIONS
a. Station Use of Third Party Traffic Information. Station agrees that no other source for traffic information shall be broadcast on the analog radio signal or HD1 signal of the Station other than traffic information received from Network or traffic information received from: (i) federal, state or local transportation authorities and (ii) traffic services other than Network during times in which Network does not provide local traffic information in the applicable market (e.g., overnights and/or weekends in certain markets).  Network agrees that Station may use traffic information from any source (e.g., Traffic.com, Premiere) on any platform used by Station to disseminate information, including but not limited to on the Station’s Website, HD2 signal and through interaction with Station listeners by e-mail, text messaging or otherwise, except that as to Station’s analog radio signal or HD1 signal such Station use shall be limited by the first sentence of this Section.  The parties further agree, for the time period from the Effective Date as defined in the Master Agreement (“Commencement Date”) until March 31, 2010, or in the event of a sale of Station pursuant to Section 8 of the Station Metro Affiliation Agreement, at which time, in either case, the following provisions in this paragraph shall no longer apply (unless the buyer in such sale consents to such provision, which consent Broadcaster shall use reasonable commercial efforts to obtain), that: (i) to the extent that Station enters into arrangements to receive traffic information from a third party source (“Third Party Traffic Provider”)  pursuant to the previous sentence (“Third Party Traffic Agreement”), Station may broadcast commercials pursuant to such Third Party Traffic Agreement (whether such commercials are for the Third Party itself or for a Third Party’s own advertiser) on the Station’s analog radio signal,  HD1 and HD2 signal and Station Website, so long as such commercials are not broadcast on the Station’s analog radio signal or HD1 signal within a Traffic Report or within two minutes before or after a Traffic Report provided to Station by Network (“Two Minute Window”).

4

b. Station Sale of Advertising Adjacent to Traffic Reports. During the Term of this Agreement and subject in all respects to Section 12(a)(iii) of the Master Agreement, dated of even date herewith, between Westwood and Broadcaster (“Master Agreement”), Station may (i) sell ten (10)-second sponsorships in or adjacent to Traffic Reports, subject additionally to the limitations set forth in Sections V(a) and(c) of this Agreement and (ii) may sell any advertising on a station-by-station basis.
c. CBS Rep Firm Sale of Advertising Adjacent to Traffic Reports. Between the Commencement Date and March 31, 2010, Station is permitted to sell ten (10)-second sponsorships in or adjacent to Traffic Reports provided to CBS Radio Inc. pursuant to the various Station Network Affiliation Agreements through one or more CBS Rep Firms, subject to the following limitation: (i) total traffic sales nationwide by a CBS Rep Firm across all CBS Stations may not exceed $3.0 million for the first twelve (12) months after the Effective Date of the Master Agreement, and (ii) total traffic sales nationwide by a CBS Rep Firm across all CBS Stations may not exceed $4.0 million annually for each twelve (12) months after the first anniversary of the Commencement Date. The immediately preceding limitation applies only with respect to ten (10)-second sponsorships in or adjacent to Traffic Reports provided to CBS Radio Inc. pursuant to Metro Traffic Network Radio Affiliate Agreements and not to any other ten (10)-second sponsorships and only until March 31, 2010, at which time there shall be no restrictions on sales of any kind by CBS Rep Firms on behalf of Station or any other CBS owned and operated radio station. To the extent that Commercial Announcements sold by Metro are scheduled for broadcast adjacent to or embedded within a Traffic Report(s) as indicated on the first page of this Agreement, such Traffic Report(s) will be exclusively sold by Network (“Exclusive Network Traffic Reports”), and in such case Radio Station agrees that no other advertiser may be attributed to and/or associated with such Exclusive Network Traffic Report other than a Metro advertiser.
VI. AFFIDAVITS
During the Term of this Agreement Station agrees to verify and report to Network all clearances of Traffic Reports, Commercials and Spot Announcements, if any, via affidavits (“Affidavits” ) using the Westwood One Electronic Affidavit System or via the Internet on forms as provided therein and/or by methods determined by Network, in its reasonable discretion, within two (2) business days of the originally scheduled broadcast date for such Traffic Reports, Commercials and Spot Announcements or at such other time as Network and Station may mutually agree. The parties agree that the form of Affidavit will accurately reflect the terms of this Agreement, including but not limited to indication upon such Affidavit of Station’s right to provide Make Goods during the Make Good Period. Upon receipt of an Affidavit from Station submitted in accordance with the terms hereof, Network agrees to acknowledge receipt of such Affidavit within twenty-four (24) hours of receipt and agrees to maintain a system by which Station-submitted Affidavits are retained for review and verification purposes. In the event that Station does not submit Affidavits in a timely manner in accordance with the terms of this Section VI, Network will provide Station with written notice of such failure (“Late Affidavit Notice”). Station shall have thirty (30) days after receipt of such Late Affidavit Notice in which to cure such failure (“Cure Period”); provided however that in the event that Station fails to submit such Affidavits during the Cure Period, then such failure shall result in a reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any such Affidavits not submitted during the Cure Period.

5

VII. EQUIPMENT RESPONSIBILITY
Network shall supply such equipment necessary to produce the Traffic Reports in accordance with Prevailing Industry Standards, including as indicated on the first page of this Agreement (“Equipment”), at no additional cost to Station, except as set forth otherwise herein. Network shall maintain, replace and update such Equipment in accordance with Prevailing Industry Standards. All equipment supplied by Network to Station shall remain the property of Network. Station is solely responsible for the expense and maintenance of all telephone lines for voice transmission and equipment for receipt of the Traffic Reports. Station will not, without authorization of Network, affix any foreign equipment or service to any hardware Network may supply.
VIII. ASSIGNMENT
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8 of the Station Metro Affiliation Agreement and Section 26 of the Master Agreement, neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section VIII is null and void and of no force or effect. For the

6

avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with Past Practice (as such term is defined in the Technical Services Agreement, dated as of even date herewith, between Broadcaster and Westwood), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, dated of even date herewith, between Broadcaster and Westwood (“Amended News Agreement”). Upon the transfer or assignment of the Station pursuant to Section 8 of the Station Metro Affiliation Agreement, the terms of such Section 8 and Section IX(b)(vi) of this Agreement shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.
IX. TERM; TERMINATION
a. Term. Subject to clause (ii) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement, the term of this Agreement shall commence on the Commencement Date and shall continue through and including March 31, 2017, unless earlier terminated as provided herein or in the Station Metro Affiliation Agreement (the “Term”).
b. Termination. This Agreement may be terminated:
(i) by mutual written consent of Broadcaster and Network;
(ii) by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;
(iii) by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section XXII or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;
(iv) by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section XXII during the Term of this Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days of submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;

7

(v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section XXII such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);
(vi) automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;
(vii) by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the Traffic Reports, Commercials and Spot Announcements; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.
(viii) By Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement.
X. INDEMNITY
a. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

8

b. From and after the Effective Date under the Master Agreement, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network in this Agreement, or (iii) any claim that the Traffic Reports or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.
c. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section X, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all

9

liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section X in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section X shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.
d. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other then in connection with Third Party Claims). The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.
XI. GOVERNING LAW; VENUE
This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted on the front page of this Agreement.
XII. NOTICES
Except as set forth otherwise herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the addresses or facsimile numbers on the first page of this Agreement with courtesy copies as follows:
If to Network:
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600
If to Station:
CBS Law Department
51 West 52nd Street
New York, NY 10019
Attention: General Counsel
Telecopy: (212) 975-4215

10

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.
XIII. WAIVER
Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.
XIV. AMENDMENT
This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.
XV. NO THIRD-PARTY BENEFICIARY
The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.
XVI. HEADINGS
The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

11

XVII. INVALID PROVISIONS
If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.
XVIII. COUNTERPARTS
This Agreement may be executed in any number of counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
XIX. ENTIRE AGREEMENT
Except as set forth otherwise herein, this Agreement contains the entire understanding between Network and Station with respect to its subject matter and constitutes the sole relationship between Network and Station for such subject matter, supersedes all previous agreements or understandings (including but not limited to any and all Metro Traffic Network Affiliation Agreement, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto and shall not be modified except by a signed writing.
XX. AUTHORITY
The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Station as the case may be and does so intending to be bound legally.
XXI. COMMUNICATIONS ACT OF 1934
Network agrees to disclose to Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.

12

XXII. ARBITRATION
Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section XXII. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

13

EXHIBIT 1
PLAY-BY-PLAY SPORTS/NASCAR PREEMPTION RIGHTS AND MAKE GOOD OBLIGATIONS
See Attached.
[Intentionally omitted.]

EXHIBIT 5
FORM OF METRO NEWS AGREEMENT

2800 Post Oak Blvd., Suite 4000 Agreement No.: Houston, TX 77056-6199 Phone: 713-407-6000 Fax: 713-407-6348
NEWS NETWORK RADIO AFFILIATE AGREEMENT FOR CBS RADIO STATION
Station: [Metro Affiliate Exhibit 1; Column B] Start Date: [Effective Date of Master Agreement]
Frequency: [Metro Affiliate Exhibit 1; Column C] Term: [Effective Date of Master Agreement – March 31, 2017]
Station Market: [Metro Affiliate Exhibit 1; Column A] Network Contact:
Address: Phone Number:
City: State: Zip Code: Fax Number:
Station Contact: E-Mail:
Phone Number:
Fax Number:
E-Mail:
DAILY MINIMUM NUMBER DAILY MINIMUM NUMBER DAILY MINIMUM NUMBER DAILY MINIMUM NUMBER OF TRAFFIC REPORTS OF TRAFFIC REPORTS OF COMMERCIALS OF COMMERCIALS WEEKDAYS (MON-FRI) WEEKENDS (SAT-SUN) WEEKDAYS (MON-FRI) WEEKENDS (SAT-SUN)
5 a.m. – 10 a.m. 24 hours [Metro 5 a.m. – 10 a.m. [Metro Aff. Ex. 2; Col. G] 24 hours [Metro [Metro Aff. Ex. 3; Aff. Ex. 3; Col. I] Aff. Ex. 2; Col. L] Col. E]
10 a.m. – 3 p.m 10 a.m. – 3 p.m. [Metro Aff. Ex. 2; Col. [Metro Aff. Ex. 3; H] Col. F]
3 p.m. – 8 p.m. 3 p.m. – 8 p.m. [Metro Aff. Ex. 2; Col. I] [Metro Aff. Ex. 3; Col. G]
8 p.m. – 5 a.m. 8 p.m. – 5 a.m. [Metro Aff. Ex. 2; Col. J] [Metro Aff. Ex. 3; Col. H]
Total [Metro Aff. Total [Metro Aff. Total [Metro Aff. Ex. 2; Col. K] Total [Metro Aff. Ex. 3; Col. J] Ex. 3; Col. I] Ex. 2; Col. L]
ADDITIONAL SERVICES PROVIDED BY NETWORK/STATION
Spot Announcements [Metro Affiliate Exhibit 1; Column N] (Specify weekly amount and day part.)
Station Sports/NASCAR Make Good Requirement (If yes, see Exhibit 1 to this Agreement.)

Metro News Network Radio Affiliation Agreement
With CBS Station(s)
CONDITIONS OF AGREEMENT
Station (as defined on the first page of this Agreement), which is owned and operated by CBS Radio Inc. (“Broadcaster”) and Metro Networks Communications, Limited Partnership (“Network”), an affiliate of Westwood One, Inc. (“Westwood”) hereby agrees to the following terms and conditions.
I. BROADCAST OF NEWS REPORTS AND COMMERCIALS
a. Carriage of News Reports and Commercials. Network agrees to provide Station with news reports (“News Reports”) that are professional and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”) and Station agrees to broadcast on it analog and HD1 facilities the minimum number of News Reports per day indicated on the first page of this Agreement, including opening commercial mentions (“Commercial Mention”) within :15 seconds of the beginning of each News Report and a :15 second commercial announcement (“Commercial Announcement,” and collectively with Commercial Mentions, the “Commercials”) . Station further agrees that any News Reports it runs in addition to the minimum number of News Reports indicated on the first page of this Agreement will carry an opening Commercial Mention within :15 seconds of the beginning of each News Report and a :15 second Commercial Announcement. All :15 second Commercial Announcements, at Network’s option, can be aired immediately prior to, within, or immediately after the actual News Report. Network also agrees to provide Station with the services specified on the first page of this Agreement.
b. Internet Streaming. The parties agree that for the purposes of this Agreement, the term “broadcast” includes transmission of the News Reports and Commercials over Station’s licensed analog or digital facilities, and simulcast of the News Reports and Commercials by Station via live internet streaming (“Internet Streaming”) on Station’s website (“Station Website”), free of charge for the personal, non-commercial use of visitors to the Station Website. If, during the Term of this Agreement, Network enters into a material agreement with any radio station in Station’s market for provision of the News Reports on terms that allow such third party to exploit the News Reports by a means other than as set forth in the preceding sentence (e.g., through podcasting, messaging) with payment of no or nominal additional consideration (a “More Favorable Agreement”), then Network shall promptly notify Broadcaster in writing of the execution of such More Favorable Agreement, detailing the consideration and/or terms and conditions contained therein and Station shall have the option to then exploit the News Reports on the same terms and conditions and consideration, if any, of the More Favorable Agreement throughout the earlier of: (i) the term of the More Favorable Agreement or (ii) the remainder of the Term.

c. Changes to Commercials; Preemption. Network may from time to time change the Commercials to be broadcast by Station so long as such modification does not increase the number or placement of such Commercials; provided however that with any changes made with respect to Network’s transmission of Commercials, Network shall notify Station’s traffic department by email of any changes in Commercials at least twenty-four (24) hours before such changes become effective. Station shall have the right to preempt any News Reports or Commercials upon advance written notice (which in the case of this Section I(c), the parties agree that electronic mail to individual(s) designated by Network shall suffice for purposes of notice under this Agreement) to Network and solely as follows: (i) in Station’s opinion, the Commercials violate any of Station’s written “standards and practices” (to the extent such have been provided by Station to Network in advance and provided such are applied to Network advertisers in the same manner that they are applied to Station’s cash advertisers), technical quality standards or any applicable law, statutes, ordinances or regulation (“Content Related Preemption”); or (ii) if such News Reports or Commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).
d. Make Goods.
(i) Content Related Preemption. If Station preempts News Reports or Commercials for a Content Related Preemption, Station may nevertheless receive credit for broadcasting same by providing a make good (which in the case of a Commercial preempted by Station for the reasons set forth in Section I(c)(i) above shall be a substitute Commercial which shall be provided by Network within two business day’s notice from Station that the original Commercial was not acceptable or Station shall be relieved of any make good obligation) (“Make Good”) for such Commercials as follows:

Originally Scheduled Broadcast
Date	Make Good Window*	Make Good Time*
Monday – Wednesday	Monday- Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday- Friday	Monday-Friday within the same week as the originally scheduled broadcast date OR Monday-Wednesday in the week following the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday – Friday for time sensitive commercials (e.g., retail sales (including airlines), seasonal copy, movie or other openings or TV or other media “tune-in” (including newspapers), lotteries and sweepstakes) that Network has provided CBS with reasonable advance notice of pursuant to Section I(d)
	Reasonable best efforts Monday-Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Saturday-Sunday	Monday-Sunday in the week following the originally scheduled broadcast date	Same daypart as the originally scheduled broadcast date

2

*       or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Make Good Period”). News Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period in accordance with this section shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.
(ii) Sports Related Preemptions. If Station preempts Commercials for a Sports Related Preemption, Station shall not be required to provide a Make Good, except if a Make Good requirement is set forth in Exhibit 1 to this Agreement. To the extent that Station is not required to provide a Make Good for a Sports Related Preemption, failure to provide such Make Good shall result in a pro-rata reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any Commercials that are not made good but shall have no other adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof. To the extent that Station is required to provide a Make Good for Sports Related Preemptions as indicated in Exhibit 1 to this Agreement, then News Reports, Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.
e. Sponsorship Identifications. Station shall have the right to add a sponsorship identification to Commercials if Station determines such identification is required to comply with applicable FCC requirements (including but not limited to 47 CFR § 73.1212); provided however that Station agrees that Commercials with obvious sponsorship identification (as contemplated by FCC requirements) will not require disclosure beyond the sponsorship identification already contained in the commercial copy. If Station determines such identification is required, it shall immediately notify Network of such determination and give Network the opportunity to correct such identification issue, in which event Network may provide replacement Commercials.
II. BROADCAST OF SPOT ANNOUNCEMENTS.
In addition, Station agrees to furnish Network certain additional commercial time, if any, (“Spot Announcements”) to the extent indicated on the first page of this Agreement, to broadcast thirty (:30) or sixty (:60) second Spot Announcements, to be used at the discretion of Network, each week. Such Spot Announcements shall broadcast as indicated on the first page of this Agreement. In addition to the foregoing, Station may pre-empt Spot Announcements upon notice to Network in the event that such time is sold commercially for cash or in the event that non-acceptance by Station is due to the fact that the Spot Advertiser was a cash customer of Station in the preceding twelve (12) months.

3

III. FAILURE TO BROADCAST/ FORCE MAJEURE.
Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.
IV. NON-SHARING OF INFORMATION/CONFIDENTIALITY.
Station agrees that, except as set forth otherwise in this Agreement, no news information provided to Station by Network will be made available or sold to any other person(s), entities, radio station or broadcast licensee, without prior written consent of Network. The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party except as otherwise required by law. This confidentiality shall survive termination of this Agreement.
V. AFFIDAVITS.
During the Term of this Agreement Station agrees to verify and report to Network all clearances of News Reports, Commercials and Spot Announcements, if any, via affidavits (“Affidavits” ) using the Westwood One Electronic Affidavit System or via the Internet on forms as provided therein and/or by methods determined by Network, in its reasonable discretion, within two (2) business days of the originally scheduled broadcast date for such News Reports, Commercials and Spot Announcements or at such other time as Network and Station may mutually agree. The parties agree that the form of Affidavit will accurately reflect the terms of this Agreement, including but not limited to indication upon such Affidavit of Station’s right to provide Make Goods during the Make Good Period. Upon receipt of an Affidavit from Station submitted in accordance with the terms hereof, Network agrees to acknowledge receipt of such Affidavit within twenty-four (24) hours of receipt and agrees to maintain a system by which Station-submitted Affidavits are retained for review and verification purposes. In the event that Station does not submit Affidavits in a timely manner in accordance with the terms of this Section VI, Network will provide Station with written notice of such failure (“Late Affidavit Notice”). Station shall have thirty (30) days after receipt of such Late Affidavit Notice in which to cure such failure (“Cure Period”); provided however that in the event that Station fails to submit such Affidavits during the Cure Period, then such failure shall result in a reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any such Affidavits not submitted during the Cure Period.
VI. EQUIPMENT RESPONSIBILITY
Network shall supply such equipment in accordance with Prevailing Industry Standards as necessary to produce the News Reports, including as indicated on the first page of this Agreement (“Equipment”), at no additional cost to Station, except as set forth otherwise herein. Network shall maintain, replace and update such Equipment in accordance with Prevailing Industry Standards. All equipment supplied by Network to Station shall remain the property of Network. Station is solely responsible for the expense and maintenance of all telephone lines for voice transmission and equipment for receipt of the News Reports. Station will not, without authorization of Network, affix any foreign equipment or service to any hardware Network may supply.

4

VII. ASSIGNMENT
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8 of the Station Metro Affiliation Agreement and Section 26 of the Master Agreement, dated of even date herewith, between Westwood and Broadcaster (“Master Agreement”), neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section VII is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with past practice), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, dated of even date herewith, between Broadcaster and Westwood (“Amended News Agreement”). Upon the transfer or assignment of the Station pursuant to Section 8 of the Station Metro Affiliation Agreement, the terms of such Section 8 and Section VIII(b)(vi) of this Agreement shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.

5

VIII. TERM; TERMINATION.
a. Term. Subject to clause (ii) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement, the term of this Agreement shall commence on the [Effective Date of the Master Agreement (“Commencement Date”)] and shall continue through and including March 31, 2017, unless earlier terminated as provided herein or in the Station Metro Affiliation Agreement (the “Term”).
b. Termination. This Agreement may be terminated:
(i) by mutual written consent of Broadcaster and Network;
(ii) by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;
(iii) by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section XXI or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;
(iv) by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section XXI during the Term of this Agreement (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days of submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;
(v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section XXI such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);

6

(vi) automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;
(vii) by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the News Reports, Commercials and Spot Announcements; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.
(viii) By Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement.
IX. INDEMNITY
a. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.
b. From and after the Commencement Date, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the predecessors, successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network in this Agreement, or (iii) any claim that the News Reports or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.

7

c. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section IX, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section IX in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section IX shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.
d. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other then in connection with Third Party Claims). The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.

8

X. GOVERNING LAW; VENUE
This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted on the front page of this Agreement.
XI. NOTICES.
Except as set forth otherwise herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the addresses or facsimile numbers on the first page of this Agreement with courtesy copies as follows:
If to Network:
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attention: Brian J. McCarthy, Esq.
Telecopy: (213) 687-5600
If to Station:
CBS Law Department
51 West 52nd Street
New York, NY 10019
Attention: General Counsel
Telecopy: (212) 975-4215
All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

9

XII. WAIVER.
Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.
XIII. AMENDMENT.
This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.
XIV. NO THIRD-PARTY BENEFICIARY.
The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.
XV. HEADINGS.
The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.
XVI. INVALID PROVISIONS.
If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

10

XVII. COUNTERPARTS.
This Agreement may be executed in any number of counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
XVIII. ENTIRE AGREEMENT.
Except as set forth otherwise herein, this Agreement contains the entire understanding between Network and Station with respect to its subject matter and constitutes the sole relationship between Network and Station for such subject matter, supersedes all previous agreements or understandings (including but not limited to any and all Metro News Network Affiliation Agreement, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto and shall not be modified except by a signed writing.
XIX. AUTHORITY.
The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Station as the case may be and does so intending to be bound legally.
XX. COMMUNICATIONS ACT OF 1934.
Network agrees to disclose to Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.
XXI. ARBITRATION.
Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section XXI. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so

11

appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

12

EXHIBIT 1
PLAY-BY-PLAY SPORTS/NASCAR RELATED PREMPTION RIGHTS
AND MAKE GOOD OBLIGATIONS
See Attached.
[Intentionally omitted.]

EXHIBIT 6
FORM OF METRO SOURCE AGREEMENT

METRO NETWORKS
a Westwood One company
12800 Post Oak Blvd., Suite 4000
Houston, TX 77056-6199
Phone: 713-407-6000
Fax: 713-407-6348

METRO SOURCE℠ AFFILIATE AGREEMENT FOR CBS RADIO STATION

Station: «Ex_1B_»
Frequency: «Ex_1_C_»
Station Market: «Ex_1A_»
Address: «Address»
City: «City» State: «State» Zip Code: «Zip»
Station Contact: General Manager («Station_Contact»)
Phone Number: «Phone_Number»
Fax Number: «Fax_Number»
E-Mail: «Email»

Start Date: ____
Term: ____
Network Contact: James Starace
Phone Number: (212) 641-2044
Fax Number: (212) 765-3795
E-Mail: cbsmailbox@westwoodone.com

METRO SOURCE℠ PRODUCT(S)

«Basic_Source» Basic Metro Source or
«Basic_Source_Internet» Basic Metro Source Internet
No. of work stations «No_of_work_Station»
☐ Supplemental Services (list) ____

Installation Charges: None
Target Installation Date: ____
Installation Address: ____
Equipment Security Deposit $ None

DAILY NUMBER OF SPONSORSHIPS (MON-FRI)

5 a.m. – 10 a.m.	«Ex_2G»
10 a.m. – 3 p.m.	«Ex_2H»
3 p.m. – 8 p.m.	«Ex_2I»
8 p.m. – 5 a.m.	«Ex_2J»
Total per week:	«Ex_2K»

Special Instructions Comments: ____

The conditions of this Agreement set forth on the next page(s), including any exhibits attached hereto, are specifically incorporated into and made part of this Agreement.
IN WITNESS WHEREOF, we, the undersigned, hereunto set our hands effective as of the Start Date listed above.

METRO NETWORKS COMMUNICATIONS. LIMITED PARTNERSHIP
BY: METRO NETWORKS COMMUNICATIONS. INC., ITS GENERAL PARTNER

Name/Title: David Hillman, Chief Administrative Officer and General Counsel

By: ____

CBS RADIO INC., on behalf of Station «Ex_1B_»

Name:/Title: Anton Guitano, Senior Executive Vice President of Finance and Operations and CFO

By: ____

2800 Post Oak Blvd., Suite 4000 Agreement No.: Houston, TX 77056-6199 Phone: 713-407-6000 Fax: 713-407-6348
METRO SOURCESM AFFILIATE AGREEMENT FOR CBS RADIO STATION
Station: [Metro Affiliate Exhibit 1; Column B] Start Date: [Effective Date of Master Agreement]
Frequency: [Metro Affiliate Exhibit 1; Column C] Term: [Effective Date of Master Agreement — March 31, 2017]
Station Market: [Metro Affiliate Exhibit 1; Column A] Network Contact:
Address: Phone Number:
City: State: Zip Code: Fax Number:
Station Contact: E-Mail:
Phone Number:
Fax Number:
E-Mail:
METRO SOURCESM PRODUCT(S) Installation Charges: None
Basic Metro Source or Basic Metro Source Target Installation Date: Internet No. of work stations Installation Address:
Supplemental Services (list)
Equipment Security Deposit $ None
DAILY NUMBER OF SPONSORSHIPS (MON-FRI) Special Instructions Comments: 5 a.m. — 10 a.m. [Metro Aff. Ex. 2; Col. G]
10 a.m. — 3 p.m. [Metro Aff. Ex. 2; Col. H]
3 p.m. — 8 p.m. [Metro Aff. Ex. 2; Col. I]
8 p.m. — 5 a.m. [Metro Aff. Ex. 2; Col. J]
Total per week: [Metro Aff. Ex. 2; Col. K]
FEE Radio Station shall pay Metro $ None
net per month in advance.

Metro Source Affiliation Agreement
With CBS Station(s)
CONDITIONS OF AGREEMENT
Station (as defined on the first page of this Agreement), which is owned and operated by CBS Radio Inc. (“Broadcaster”) and Metro Networks Communications, Limited Partnership (“Network”), an affiliate of Westwood One, Inc. (“Westwood”) hereby agrees to the following terms and conditions.
I. GRANT OF LICENSE FOR PRODUCT AND SOFTWARE
a. Metro Source Service. Metro grants to Station a non-exclusive license to use the basic Metro Source service and the supplemental services (collectively, the “Product(s)”) set forth on the first page of this Agreement on the terms set forth herein as part of their broadcasts for Station. Network agrees to provide Station with Products that are professional and of broadcast-quality in accordance with prevailing industry standards (“Prevailing Industry Standards”). Station agrees to broadcast on it analog and HD1 facilities commercials and sponsorships for Network advertisers as indicated on the first page of this Agreement, including opening commercial mentions (“Commercial Mention”) which shall air within :15 seconds of the beginning or end of a news, sports or weather report and a :10 second commercial announcement (“Commercial Announcement,” and collectively with Commercial Mentions, the “Commercials”), which shall air immediately prior to, within, or immediately after the actual report. Station shall not use or permit the use of the Product(s) in any way that compromises the integrity thereof or which intentionally infringes any copyrights or proprietary interests. Station agrees to hold for release/embargo to the public any Product as Metro shall reasonably request and shall include in its broadcast copyright and credit lines designated by Metro at least 24 hours in advance of such broadcast. The Product(s) shall be used only by Station on the terminal, software or other equipment provided by Metro in accordance with the terms of this Agreement. Station agrees, that except as set forth otherwise in this Agreement, the Master Agreement or the Station Metro Affiliation Agreement, no external distribution of the Products is allowed. Station may maintain up to 365 days of historical information from the Products from Metro, or such lesser time period as instructed by Metro in Metro’s reasonable discretion. Station shall not, except as set forth in this Agreement, permit the Product(s) to be used on any other station or by any other party.
b. Internet Streaming. The parties agree that for the purposes of this Agreement, the term “broadcast” includes transmission of the Products and Commercials over Station’s licensed analog or digital facilities, and simulcast of the Products and Commercials by Station via live internet streaming (“Internet Streaming”) on Station’s website (“Station Website”), free of charge for the personal, non-commercial use of visitors to the Station Website. If, during the Term of this Agreement, Network enters into a material agreement with any radio station in Station’s market for provision of the Products on terms that allow such third party to exploit the Products by a means other than as set forth in the preceding sentence (e.g., through podcasting, messaging) with payment of no or nominal additional consideration (a “More Favorable Agreement”), then Network shall promptly notify Broadcaster in writing of the execution of such More Favorable Agreement, detailing the consideration and/or terms and conditions contained therein and Station shall have the option to then exploit the Products on the same terms and conditions and consideration, if any, of the More Favorable Agreement throughout the earlier of:
(i) the term of the More Favorable Agreement or (ii) the remainder of the Term. For the avoidance of doubt, the parties agree that Network’s Metro Web News agreements shall not be deemed to be More Favorable Agreements.

c. Metro Source Software. Metro grants to Station a non-exclusive license to use the Metro Source software program(s) (“Metro Source Software”) on personal computers as supplied by Metro in accordance with the terms set forth herein. Station acknowledges that the program files and data files provided to Station hereunder are copyrighted by and remain the sole and exclusive property of Metro. No part of the Metro Source Software or accompanying materials may be reproduced, distributed, transmitted, modified, transcribed, stored in a retrieval system or translated into any language, computer language, in any form, or reverse assembled, by any means without the express prior written consent of Metro. Station may not make or authorize copies or derivative works of the Metro Source Software or accompanying manuals or transfer the Metro Source Software or manuals to or enter into a sub-licensing agreement with any other party. Station acknowledges that its license to use the Metro Source Software as set forth herein expires upon the termination of this Agreement. Upon such termination, Station shall immediately return all copies of the Metro Source Software and related documents and destroy any electronically stored copies. Any information transmitted by Metro to Station shall remain the property of Metro and may not be retained in any form by Station.
d. Changes to Commercials; Preemption. Network may from time to time change the Commercials to be broadcast by Station so long as such modification does not increase the number or placement of such Commercials; provided however that with any changes made with respect to Network’s transmission of Commercials, Network shall notify Station’s traffic department by email of any changes in Commercials at least twenty-four (24) hours before such changes become effective. Station shall have the right to preempt any Commercials upon advance written notice to Network (which in the case of this Section I(d), the parties agree that electronic mail to individual(s) designated by Network shall suffice for purposes of notice under this Agreement) and solely as follows: (i) in Station’s opinion, the Commercials violate any of Station’s written “standards and practices” (to the extent such have been provided by Station to Network in advance and provided such are applied to Network advertisers in the same manner that they are applied to Station’s cash advertisers), technical quality standards or any applicable law, statutes, ordinances or regulation (“Content Related Preemption”); or (ii) if such Traffic Reports or Commercials are broadcast during any play-by-play sports programming or NASCAR programming (“Sports Related Preemption”).
e. Make Goods.
(i) Content Related Preemption. If Station preempts Commercials for a Content Related Preemption, Station may nevertheless receive credit for broadcasting same by providing a make good (which in the case of a Commercial preempted by Station for the reasons set forth in Section I(d)(i) above shall be a substitute Commercial which shall be provided by Network within two business day’s notice from Station that the original Commercial was not acceptable or Station shall be relieved of any make good obligation) (“Make Good”) for such Commercials as follows:

2

Originally Scheduled Broadcast
Date	Make Good Window*	Make Good Time*
Monday – Wednesday	Monday- Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday- Friday	Monday-Friday within the same week as the originally scheduled broadcast date OR Monday-Wednesday in the week following the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Thursday – Friday for time sensitive commercials (e.g., retail sales (including airlines), seasonal copy, movie or other openings or TV or other media “tune-in” (including newspapers), lotteries and sweepstakes) that Network has provided CBS with reasonable advance notice of pursuant to Section I(d)
	Reasonable best efforts Monday-Friday within the same week as the originally scheduled broadcast date	Same or better daypart as the originally scheduled broadcast date
Saturday-Sunday	Monday-Sunday in the week following the originally scheduled broadcast date	Same daypart as the originally scheduled broadcast date
**     or at such other time as Network and Station may mutually agree (with the above Make Good Window and Make Good Time collectively referred to as the “Make Good Period”). Commercials aired during the Make Good Period in accordance with this section shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.
(ii) Sports Related Preemptions. If Station preempts Commercials for a Sports Related Preemption, Station shall not be required to provide a Make Good, except if a Make Good requirement is set forth in Exhibit 1 to this Agreement. To the extent that Station is not required to provide a Make Good for a Sports Related Preemption, failure to provide such Make Good shall result in a pro-rata reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any Commercials that are not made good, but shall have no other adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof. To the extent that Station is required to provide a Make Good for Sports Related Preemptions as indicated in Exhibit 1 to this Agreement, then Commercials and Spot Announcements (as defined in Section II below) aired during the Make Good Period shall be deemed to have run during the relevant Commercial Schedule, with no resulting adverse financial impact on Station or Broadcaster’s clearance percentages and no other financial penalty to Station or Broadcaster as a result thereof.
f. Sponsorship Identifications. Station shall have the right to add a sponsorship identification to Commercials if Station determines such identification is required to comply with applicable FCC requirements (including but not limited to 47 CFR § 73.1212); provided however that Station agrees that Commercials with obvious sponsorship identification (as contemplated by FCC requirements) will not require disclosure beyond the sponsorship identification already contained in the commercial copy. If Station determines such identification is required, it shall immediately notify Network of such determination and give Network the opportunity to correct such identification issue, in which event Network may provide replacement Commercials.

3

II. FAILURE TO BROADCAST/ FORCE MAJEURE.
Neither party will have any liability hereunder if performance by such party shall be prevented, interfered with or omitted because of labor dispute, failure of facilities, act of God, government or court action, terrorist act, or any other similar or dissimilar cause beyond the control of the party so failing to perform hereunder.
III. NON-SHARING OF INFORMATION/CONFIDENTIALITY.
Station agrees that, except as set forth otherwise in this Agreement, no Products, Metro Source Software, or information provided to Station by Network will be made available or sold to any other person(s), entities, radio station or broadcast licensee, without prior written consent of Network. The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party except as otherwise required by law. This confidentiality shall survive termination of this Agreement.
IV. AFFIDAVITS.
During the Term of this Agreement Station agrees to verify and report to Network all clearances of Products, Commercials and Spot Announcements, if any, via affidavits (“Affidavits”) using the Westwood One Electronic Affidavit System or via the Internet on forms as provided therein and/or by methods determined by Network, in its reasonable discretion, within two (2) business days of the originally scheduled broadcast date for such Products, Commercials and Spot Announcements or at such other time as Network and Station may mutually agree. The parties agree that the form of Affidavit will accurately reflect the terms of this Agreement, including but not limited to indication upon such Affidavit of Station’s right to provide Make Goods during the Make Good Period. Upon receipt of an Affidavit from Station submitted in accordance with the terms hereof, Network agrees to acknowledge receipt of such Affidavit within twenty-four (24) hours of receipt and agrees to maintain a system by which Station-submitted Affidavits are retained for review and verification purposes. In the event that Station does not submit Affidavits in a timely manner in accordance with the terms of this Section IV, Network will provide Station with written notice of such failure (“Late Affidavit Notice”). Station shall have thirty (30) days after receipt of such Late Affidavit Notice in which to cure such failure (“Cure Period”); provided however that in the event that Station fails to submit such Affidavits during the Cure Period, then such failure shall result in a reduction in the Monthly Payment set forth in Section 7(a) of the Station Metro Affiliation Agreement for any such Affidavits not submitted during the Cure Period.
V. EQUIPMENT RESPONSIBILITY
Metro shall supply all equipment necessary to run the Products and the Metro Source Software in accordance with Prevailing Industry Standards (“Equipment”) at no additional cost to Station. Metro shall maintain, replace and update such Equipment in accordance with Prevailing Industry Standards. All Equipment supplied by Metro to Station shall remain the property of Metro. Station will not, without prior authorization from Metro, affix any foreign equipment or attempt to service the hardware or use any other software on the Equipment other than software supplied by Metro. Station shall use good faith efforts to protect any Metro Equipment which may be in its possession. At the termination of this Agreement if requested by Network, Station, at

4

Station’s cost and expense, shall return such Equipment, in as good condition as when received, ordinary wear excepted, to Network at the notice address listed on the first page of this Agreement. Failure by Station to comply with this Section shall result in the forfeiture of the deposit, if any, and/or entitle Network to charge Station the cost of repair or replacement of the Network Equipment. Station shall insure all Network Equipment in its possession for its full replacement value. Such Insurance shall be primary and noncontributory with any insurance Network may have. Station shall be responsible, at its sole cost and expense, for the preparation of its site for the Equipment installation prior to the scheduled installation date. Satellite preparation shall include, but not be limited to: (1) obtaining roof rights for satellite dish and access and a clear unobstructed view to the south; (2) rack space for Equipment (25 inches); (3) RG-6 cable pulled from the roof to the rack space; (4) 16 cinder blocks on site; (5) dedicated phone line and jack located at receiver rack site; and (6) any protection building may require on roof. Station shall further prepare its site for computer installation and other internet Equipment which shall include, but not limited to: (1) clear space for the computer server and monitor near the rack space where the satellite receiver will be located; (2) clear space for all computer and monitors where each work station is to be located; (3) 110v power available near the server and each work station; and (4) “category 5 ethernet cable” run from the server to each work station location. Should Station fail to adequately prepare the site, Network will arrange for such preparation on Station’s behalf and Station shall reimburse Network for all such reasonable preparation costs. Upon reasonable notice and request from Station, Network shall install, relocate, and/or re-install the Equipment at existing or relocated premises at Station’s location, and Station shall pay Network the full reasonable costs of such work, including, but not limited to, any charge from third parties incurred by Network. Station shall have the option of performing such relocation of service itself, provided reasonable written advance notification is provided to Network.
VI. ASSIGNMENT
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 8 of the Station Metro Affiliation Agreement and Section 26 of the 26 of the Master Agreement, dated of even date herewith, between Westwood and Broadcaster (“Master Agreement”), neither Broadcaster nor Network may assign its rights or obligations hereunder without the prior written consent of the other party hereto; provided that (i) subject to Section 26 of the Master Agreement, Network may assign all or any of its rights and related obligations hereunder to any of its controlled affiliates, or a third party who acquires more than 50% of the equity or voting interests of Network, all or substantially all of the assets of Network or all or substantially all of the assets comprising any significant business unit or division of Network, in each case, in a single transaction or series of related transactions, without the prior consent of Broadcaster; provided that (x) in the case of any assignment in connection with the sale of all or substantially all of the assets comprising any significant business unit or division of Network, such assignment shall be limited to those rights and related obligations that are related to such business unit or division, (y) in connection with any permitted assignment under this clause (i), the assignee shall assume all of the obligations relating to the rights being assigned, and (z) no assignment under this clause (i) shall relieve Network from any of its obligations or liabilities under this Agreement; (ii) Broadcaster may assign, without the prior consent of Network, all or any of its rights or obligations hereunder to (x) any of its affiliates and (y) any third party who acquires any Broadcaster Station, to the extent

5

the assigned rights are related to the Broadcaster Stations acquired thereby; provided that no assignment under this clause (ii) shall relieve Broadcaster from any of its obligations or liabilities hereunder; and (iii) in respect of any assignment of Broadcaster’s rights and related obligations hereunder to any third party who is not an affiliate of Broadcaster, Network’s prior written consent shall not be unreasonably withheld. Any purported assignment or transfer in violation of the provisions of this Section VI is null and void and of no force or effect. For the avoidance of doubt, (i) Network agrees that that a sale of Broadcaster as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise, shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Network and (ii) Broadcaster agrees that, subject to Section 26 of the Master Agreement, a sale of Network as an entity, whether directly or indirectly and whether by merger, asset sale, stock sale or otherwise shall not constitute an assignment for purposes of this Agreement or otherwise require the consent of Broadcaster. In addition, Broadcaster acknowledges that the Network may engage third parties to manage the distribution of the Programs, or act as an agent of the Network relating to the distribution or production of Programs for the Network or sale of any commercial inventory associated with the Programs, in each case, not from any broadcast facilities leased by, or leased from, Broadcaster (other than independent contractors who shall be permitted access to such broadcast facilities consistent with past practice), and Broadcaster agrees that it shall remain, and any third party engaged by it shall be, subject to all of the applicable terms and conditions of this Agreement and the Amended and Restated News Programming Agreement, dated of even date herewith, between Broadcaster and Westwood (“Amended News Agreement”). Furthermore, Owner acknowledges that the foregoing shall not constitute an assignment hereunder. Upon the transfer or assignment of the Station pursuant to Section 8 of the Station Metro Affiliation Agreement, the terms of such Section 8 and Section VII (b)(vi) of this Agreement shall be of no further force or effect and shall not apply to the Buyer of the Station or to any subsequent Buyers.
VII. TERM; TERMINATION.
a. Term. Subject to clause (ii) of the last sentence of Section 8(a) of the Station Metro Affiliation Agreement, the term of this Agreement shall commence on the Effective Date of the Master Agreement (“Commencement Date”) and shall continue through and including March 31, 2017, unless earlier terminated as provided herein or in the Station Metro Affiliation Agreement (the “Term”).
b. Termination. This Agreement may be terminated:
(i) by mutual written consent of Broadcaster and Network;
(ii) by Broadcaster if Network fails to pay an undisputed amount owed to Broadcaster under this Agreement following 30 days written notice;
(iii) by Broadcaster if Network fails to pay an amount owed to Broadcaster that was previously disputed but has since been determined by arbitration pursuant to Section XX or mutual agreement of the parties to be owed to Broadcaster under this Agreement, within 15 days of such arbitration award or following 15 days written notice of such mutual agreement;

6

(iv) by Broadcaster following 30 days written notice if (x) three (3) or more disputed payments are submitted to arbitration under Section XX during the Term of this Agreement, (y) such disputed payments are not deposited with a third party escrow agent reasonably acceptable to Broadcaster and Network within five (5) business days following submission to arbitration and (z) the arbitrator(s) finds in each case that the amount claimed by Broadcaster to be properly payable by Network to Broadcaster under this Agreement is in fact properly payable to Broadcaster under this Agreement;
(v) by either party hereto if (x) it notifies the other party in writing that such other party is in material breach of one or more of its material covenants (other than payment covenants) under this Agreement and such breach is not cured within 30 days of receipt of such written notice, (y) it submits to arbitration under Section XX such breach or breaches and requests termination as a remedy, and (z) the arbitrator(s) determines (A) that the breaching party has in fact materially breached one or more material covenants (other than payment covenants) under this Agreement, (B) that such breach or breaches have not been cured and have caused significant harm to the non-breaching party, and (C) that termination of this Agreement is an appropriate remedy (after considering other appropriate remedies short of termination);
(vi) automatically in the event of a termination of the Master Agreement and the parties’ rights and obligations shall be governed by the terms of Section 27 of the Master Agreement;
(vii) by Network effective immediately by giving Station notice of termination if Station has delivered to Network intentionally or repeatedly false, inaccurate or incomplete Affidavits concerning the broadcast of the Products, Commercials and Spot Announcements; provided however in the event that Network determines that Station has submitted intentionally or repeatedly false, inaccurate or incomplete Affidavits, Network will provide notice to Broadcaster and Station (through a designated official at each) of such failure or problem. Network further agrees that Station shall have thirty (30) days notice and opportunity to cure in the event that such delivery of false, inaccurate or incomplete Affidavits was due to circumstances not approved or condoned by a management level Station official; provided, however, that such opportunity to cure in this instance shall be available to Station on three (3) occasions only during the Term of this Agreement.
(viii) By Broadcaster pursuant to clause (i) of the last sentence of Section 8(a) of the Station Metro Networks Affiliation Agreement.
VIII. INDEMNITY
a. From and after the Commencement Date, Broadcaster shall indemnify, defend and hold Network, its affiliates and their respective officers, directors, employees and representatives, and the successors and assigns of any of them harmless, from and against any and all actions, claims, damages and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise and whether or not a party thereto), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which such person is a party, and as and when incurred (collectively, “Losses”), caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Broadcaster or Station in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, or (ii) any breach of any covenant or agreement made by Broadcaster or Station in this Agreement.

7

b. From and after the Commencement Date, Network shall indemnify, defend and hold Broadcaster, Station, their affiliates and their respective officers, directors, employees and representatives, and the successors and assigns of any of them harmless, from and against any Losses, caused by, relating to, based upon or arising out of (directly or indirectly) (i) any breach of, or inaccuracy in, any representation or warranty of Network in this Agreement or any certificate or other document delivered pursuant hereto in connection herewith, (ii) any breach of any covenant or agreement made by Network in this Agreement, or (iii) any claim that the Products, Metro Source Software or Commercials, or the Broadcaster or Station’s use thereof in accordance with the terms and conditions hereunder, violates or infringes the rights of any third party.
c. In the event of a claim for breach of the representations and warranties contained in this Agreement or for failure to fulfill a covenant or agreement, the party asserting such breach or failure shall provide a written notice to the other party which shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim and the amount of liability asserted against the other party by reason of the claim. If any suit, action, proceeding or investigation shall be commenced or any claim or demand shall be asserted by any third party (a “Third Party Claim”) in respect of which indemnification may be sought by any party or parties from any other party or parties under the provisions of this Section VIII, the party or parties seeking indemnification (collectively, the “Indemnitee”) shall promptly provide written notice to the party or parties from which indemnification is sought (collectively, the “Indemnitor”); provided, however, that any failure by an Indemnitee to so notify an Indemnitor will not relieve the Indemnitor from its obligations hereunder, except to the extent that such failure shall have materially prejudiced the defense of such Third Party Claim. The Indemnitor shall have the right to control (except where an insurance carrier has the right to control or where an insurance policy or applicable law prohibits the Indemnitor from taking control of) the defense of any Third Party Claim; provided, however, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its own expense unless there exists a conflict between the Indemnitor and the Indemnitee as to their respective legal defenses, in which case the fees and expenses of any such counsel shall be reimbursed by the Indemnitor. Except as otherwise set forth herein, the Indemnitee shall have the right to participate in (but not control) the defense of any Third Party Claim and to retain its own counsel in connection therewith, but the fees and expenses of any such counsel for the Indemnitee shall be borne by the Indemnitee. The Indemnitor shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is, or with reasonable foresee ability could have been, a party and indemnity could have been sought to be collected from the Indemnitor, unless such settlement includes an unconditional release of such Indemnitee from all liability arising out of such proceeding (provided, however, that, whether or not such a release is required to be obtained, the Indemnitor shall remain liable to such Indemnitee in accordance with this Section VIII in the event that a Third Party Claim is subsequently brought against or sought to be collected from such Indemnitee). The Indemnitor shall be liable for all Losses arising out of any

8

settlement of any Third Party Claim; provided, however, that the Indemnitor shall not be liable for any settlement of any Third Party Claim brought against or sought to be collected from an Indemnitee, the settlement of which is effected by such Indemnitee without such Indemnitor’s written consent, but if settled with such Indemnitor’s written consent, or if there is a final judgment for the plaintiff in any such Third Party Claim, such Indemnitor shall (to the extent stated above) indemnify the Indemnitee from and against any Losses in connection with such Third Party Claim. The indemnification required by this Section VIII shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.
d. Neither party shall be liable to the other party for any special, indirect, consequential, or exemplary damages, and any loss of business or profits, whether or not foreseeable, arising out of or in connection with this Agreement (other then in connection with Third Party Claims) . The obligations of each party under this Section shall continue notwithstanding any termination of this Agreement and such indemnification shall survive termination of this Agreement.
IX. GOVERNING LAW; VENUE
This Agreement shall be governed by and construed in accordance with the laws of the state of New York, its rules of conflict of laws notwithstanding. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by registered or certified mail addressed and sent to the chief executive officer of such party at such party’s address as noted on the front page of this Agreement.
X. NOTICES.
Except as set forth otherwise herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (with receipt acknowledged) or mailed (registered or certified mail, return receipt requested) to the parties at the addresses or facsimile numbers on the first page of this Agreement. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon confirmation of transmission, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.
XI. WAIVER.
Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. No failure or delay on the part of party in exercising any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

9

XII. AMENDMENT.
This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.
XIII. NO THIRD-PARTY BENEFICIARY.
The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.
XIV. HEADINGS.
The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.
XV. INVALID PROVISIONS.
If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.
XVI. COUNTERPARTS.
This Agreement may be executed in any number of counterparts and by facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
XVII. ENTIRE AGREEMENT.
Except as set forth otherwise herein, this Agreement contains the entire understanding between Network and Station with respect to its subject matter and constitutes the sole relationship between Network and Station for such subject matter, supersedes all previous agreements or understandings (including but not limited to any and all Metro Source Affiliation Agreement, with the exception of the indemnification provision(s) of such agreements, which shall survive in accordance with their terms) between them with respect thereto and shall not be modified except by a signed writing.

10

XVIII. AUTHORITY.
The individual executing this Agreement hereby warrants and represents that he/she is legally authorized to execute agreements on behalf of either Network or Station as the case may be and does so intending to be bound legally.
XIX. COMMUNICATIONS ACT OF 1934.
Network agrees to disclose to Station any and all information that it has or that has been disclosed to it as to any money, service or other valuable consideration which any person has been paid or accepted, or has agreed to pay or accept for the inclusion of any matter as a part of the report other than sponsorships\commercial mentions\spots. The term “service or other valuable consideration” as used in this paragraph shall not include any service or property furnished without charge or at a nominal charge for use on, or in connection with, the reports unless it is so furnished in consideration for an identification in the material provided by Network of any person, product, service, trademark or brand name beyond an identification that is reasonably related to the use of such service or property in such material. With respect to any material for which an announcement is required, Station may, at its option, cancel the broadcast of such material.
XX. ARBITRATION.
Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof (“Dispute”), shall on the demand of any party be finally and exclusively resolved by arbitration in accordance with the then-prevailing JAMS Comprehensive Arbitration Rules and Procedures as modified herein (the “Rules”); provided, however, that any party hereto shall have the right to seek injunctive relief against the other party hereto in the courts of New York, New York, prior to the resolution of any Dispute by arbitration in accordance with this Section XX. There shall be three neutral arbitrators of whom each party shall select one. The claimant shall select its arbitrator in its demand for arbitration and the respondent shall select its arbitrator within 30 days after receipt of the demand for arbitration. The two arbitrators so appointed shall select a third arbitrator to serve as chairperson within fourteen days of the designation of the second of the two arbitrators. If any arbitrator is not timely appointed, at the request of any party such arbitrator shall be appointed by JAMS pursuant to the listing, striking and ranking procedure in the Rules. The place of arbitration shall be New York, New York. The arbitral tribunal shall be required to follow the law of the State of New York. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitral tribunal. Judgment upon any award may be entered in any court having jurisdiction.

11

EXHIBIT 1
PLAY-BY-PLAY SPORTS/NASCAR PREEMPTION RIGHTS AND MAKE GOOD OBLIGATIONS
See Attached.
[Intentionally omitted.]